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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust
(Exact name of registrant as specified in charter)

5136 Dorsey Hall Drive Ellicott City, Maryland	21042
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30, 2015

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.         Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND
HUSSMAN STRATEGIC TOTAL RETURN FUND
HUSSMAN STRATEGIC INTERNATIONAL FUND
HUSSMAN STRATEGIC DIVIDEND VALUE FUND

SEMI-ANNUAL REPORT
December 31, 2014
 (Unaudited)

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Dividend Value Fund	4
Letter to Shareholders	5
Portfolio Information	16
Schedules of Investments
Hussman Strategic Growth Fund	19
Hussman Strategic Total Return Fund	26
Hussman Strategic International Fund	29
Hussman Strategic Dividend Value Fund	35
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	44
Hussman Strategic Total Return Fund	45
Hussman Strategic International Fund	46
Hussman Strategic Dividend Value Fund	47
Financial Highlights
Hussman Strategic Growth Fund	48
Hussman Strategic Total Return Fund	49
Hussman Strategic International Fund	50
Hussman Strategic Dividend Value Fund	51
Notes to Financial Statements	52
About Your Funds’ Expenses	78
Other Information	80

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Growth Fund
versus the Standard & Poor’s 500 Index and the Russell 2000 Index(a) (Unaudited)

Past performance is not predictive of future performance.
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$36,877
$28,402
$18,592
$15,381
7/24/00
12/31/00
6/30/01
12/31/01
6/30/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14
12/31/14
Hussman Strategic Growth Fund (HSGFX)
HSGFX equity investments and cash equivalents only (unhedged)
S&P 500 Index
Russell 2000 Index

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(8.50%)	(9.28%)	(6.06%)	(2.28%)	3.03%
S&P 500 Index	13.69%	20.41%	15.45%	7.67%	4.39%
Russell 2000 Index	4.89%	19.21%	15.55%	7.77%	7.50%

(a)	Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. "HSGFX equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2015 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.07% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2014 prospectus was 1.15%.

1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic
Total Return Fund versus the Barclays U.S. Aggregate Bond Index(a) (Unaudited)

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
Past performance is not predictive of future performance.
$18,180
$17,648
9/12/02
12/31/02
6/30/03
12/31/03
6/30/04
12/31/04
6/30/05
12/31/05
6/30/06
12/31/06
6/30/07
12/31/07
6/30/08
12/31/08
6/30/09
12/31/09
6/30/10
12/31/10
6/30/11
12/31/11
6/30/12
12/31/12
6/30/13
12/31/13
6/30/14
12/31/14
Hussman Strategic Total Return Fund (HSTRX)
Barclays U.S. Aggregate Bond Index

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	3.78%	(1.29%)	1.37%	4.27%	4.98%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.71%	4.72%

(a)	The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2015 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.68% annually of the Fund's average daily net assets. The gross annual expense ratio as disclosed in the November 1, 2014 prospectus was 0.74%.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic
International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	(6.99%)	(2.16%)	(1.19%)	(1.19%)
MSCI EAFE Index	(4.90%)	11.06%	5.33%	5.33%

(a)	The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of December 31, 2014, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

(b)	The Fund commenced operations on December 31, 2009.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Fund's annualized expense ratio was 1.49% for the six months ended December 31, 2014. The expense ratio as disclosed in the November 1, 2014 prospectus was 1.53%.

3

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic
Dividend Value Fund versus the Standard & Poor’s 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended December 31, 2014
	1 Year	Since Inception(b)
Hussman Strategic Dividend Value Fund(c)(d)	0.06%	2.67%
S&P 500 Index	13.69%	18.36%

(a)	The Hussman Strategic Dividend Value Fund invests primarily in securities of U.S. issuers but may, from to time, hold significant investments in dividend paying stocks of foreign companies in developed countries. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the appropriate broad-based securities market index against which to compare the Fund's long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on February 6, 2012.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2015 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2014 prospectus was 2.72%.

4

The Hussman Funds
Letter to Shareholders	February 9, 2015

Dear Shareholder,

The Hussman Funds continue to pursue a disciplined, value-conscious, risk-managed and historically-informed investment approach focused on the complete market cycle. In June 2014, we completed a challenging transition in our methods of classifying market return/risk profiles. That transition started with my 2009 insistence on stress-testing our methods against Depression-era data, following a market collapse and credit crisis that we had correctly anticipated. The effort to ensure the validity of our methods in both post-war and Depression-era data (what I referred to at the time as our “two data sets problem”) resulted in ensemble methods that were stronger across history than our pre-2009 methods, but failed to sufficiently capture certain bubble-tolerant features of our previous methods. Specifically, our pre-2009 methods imposed a greater tolerance for overvaluation during bubble periods – provided that risk-seeking investor preferences could be inferred from observable market action (particularly uniform strength across numerous individual stocks, sectors and security types). The transition to our present methods of classifying return/risk profiles was completed when we imposed a similar set of overlays – largely relating to market internals, credit spreads, and other factors that I’ve often referred to as “trend uniformity.” More extensive detail and commentary regarding this transition is available on the Hussman Funds website: www.hussmanfunds.com.

A better lesson than “this time is different”

If one wishes to share what we have learned from our experience in the half-cycle since 2009, without dispensing of the benefits that we have demonstrated from our historically-informed, value-conscious, risk-managed discipline in prior market cycles, the key lesson is this: The near-term outcome of speculative, overvalued markets is conditional on investor preferences toward risk-seeking or risk-aversion, and those preferences can be largely inferred from observable market internals and credit spreads. The difference between an overvalued market that becomes more overvalued, and an overvalued market that crashes, has little to do with the level of valuation and everything to do with investor risk preferences. Yet long-term investment outcomes remain chiefly defined by those valuations.

While market internals, sentiment, credit spreads and other factors were included in the ensemble methods that came out of our stress-testing against Depression-era data, the ensemble methods did not sufficiently capture their effect in bubble periods. Part of the reason is that severe overvaluation produces reliably poor outcomes over the complete market cycle. That effect is so strong that, in any study that draws data from multiple cycles, the negative average effect of overvaluation tends to dominate

5

The Hussman Funds
Letter to Shareholders (continued)

when one estimates the prospective return/risk profile. While the ensemble methods navigated complete market cycles well, the markets have been subject to much more persistent risk-seeking in the period since 2009, resulting in the excruciating tendency for the market to advance despite overvalued, overbought, overbullish syndromes that had a much more immediate effect in other cycles. In hindsight, if one thing has been truly “different” about the half-cycle since 2009, it is that the speculative yield-seeking provoked by quantitative easing has created a greater delay between periods of overvalued, overbought, overbullish conditions and periods of deteriorating market internals and credit spreads. In order to capture bubble-tolerant features of market action, we had to impose them as overlays.

The reason I call the period from 2009 to mid-2014 an “awkward transition” is exactly because it required us to address this series of interrelated problems. The full-cycle issues were addressed fairly early on, but the Federal Reserve’s policy of quantitative easing created the need to address features that have appeared only during the most speculative periods in the historical record. Importantly, even since 2009, the stock market has experienced net losses in those periods that have joined overvalued, overbought, overbullish conditions with deteriorating market internals or widening credit spreads.

The S&P 500 is now more overvalued than at any point in history other than the 2000 peak, based on historically reliable valuation measures that have a nearly 90% correlation with actual subsequent 10-year market returns (and have retained that correlation during the market cycles of recent decades). We presently estimate prospective nominal total returns for the Standard & Poor’s 500 Index averaging just 1.6% annually over the coming decade. Given a yield-to-maturity of less than 2% on 10-year U.S. Treasury bonds, the early weeks of 2015 represent the only time in history that expected 10-year total returns on both equities and bonds have simultaneously been below 2% annually. While the Federal Reserve’s policy of quantitative easing has produced extreme yield-seeking speculation due to the discomfort of investors with zero short-term interest rates, the consequence is an investment environment where dismal portfolio returns can be expected from conventional asset allocations for years to come. When risk premiums are compressed across the board, conventional asset allocations are very much like trying to squeeze water from a stone, and those assets become particularly vulnerable to losses if investors become more risk averse. This is an environment where alternative asset classes (such as hedged equity) may be of benefit, as they clearly were in periods following other valuation extremes such as 2000 and 2007.

6

The Hussman Funds
Letter to Shareholders (continued)

Having addressed the challenges we faced during the speculative half-cycle since 2009, it may be useful to review the performance of our investment approach prior to those challenges, following similar periods of overvaluation. Measured from the inception of Strategic Growth Fund on July 24, 2000 to the March 9, 2009 market trough, Strategic Growth Fund experienced a cumulative total return of 105.57% (8.71% annually) compared with a cumulative loss of -45.99% (-6.89% annually) for the S&P 500 Index. Excluding the impact of hedging, the stock portfolio held by the Fund would still have achieved a positive cumulative total return of 12.81% (1.41% annually) during this period.

While I expect our experience in the future to be far more like our experience prior to 2009 than our experience during the challenging transition that began with my 2009 insistence on stress-testing our methods, I cannot offer assurances about future performance. I can, however, offer assurance that we have completed this transition with adaptations that are robust to every market cycle we’ve observed across history, including Depression-era data, post-war data, and the period since 2009. I believe that irrespective of whether the market collapses or continues to advance for years to come, we should be able to navigate both possibilities.

Fund Performance

Strategic Growth Fund

For the year ended December 31, 2014, Strategic Growth Fund lost -8.50%, attributable both to a modest lag in the performance in the Fund’s holdings relative to the capitalization-weighted indices it uses to hedge, and to decay in the time-value of index put options held by the Fund. While the broad-based NYSE Composite peaked on July 3, 2014, large-capitalization weighted indices such as the S&P 500 continued higher through the remainder of 2014, creating a dispersion that we associate with increasing risk-aversion among investors. Credit spreads between yields on low-quality debt and yields on Treasury securities also widened considerably, which also contributed to our concern about growing risk-aversion among investors. Thus, while the Fund’s holdings modestly lagged the capitalization-weighted indices that were used as hedges during 2014, we view this as a symptom of a more general increase in market dispersion, which often signals a shift in investor preferences toward risk.

In the face of rich valuations, strenuously extended market conditions and market internals suggesting a subtle shift toward greater risk-aversion among investors, the Fund was fully hedged during 2014. We expect that the most reasonable opportunity to reduce hedges and establish a more constructive investment stance will emerge at the point that a material retreat in valuations is coupled with a firming of market action after such a retreat.

7

The Hussman Funds
Letter to Shareholders (continued)

From the inception of Strategic Growth Fund on July 24, 2000 through December 31, 2014, the Fund achieved an average annual total return of 3.03%, compared with an average annual total return of 4.39% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $15,381, compared with $18,592 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -35.03%, compared with a maximum loss of -55.25% for the S&P 500 Index. The stock selection approach of the Fund has outperformed the S&P 500 by 5.07% (507 basis points) annually from the inception of the Fund on July 24, 2000 through December 31, 2014.

There is no question that the Fund’s performance has been disappointing during the difficult transition from our pre-2009 methods of estimating market return/risk profiles to the completion of that transition in mid-2014. However, even at its lowest interim points, the Fund experienced much smaller declines than those that the S&P 500 has repeatedly experienced since 2000. Note that in order to lose -55.25% (as the S&P 500 Index did following steep overvaluation in 2007 much like the present), one must first lose -35.03%, and then lose an additional -31.12%.

With the S&P 500 near a record high at the end of 2014, coupled with extreme overvaluation on the most reliable measures we identify, this is a particularly important moment to remember that investment results over the full course of the market cycle are determined not only by what happens during a bull market period, but also what happens as the cycle is completed by a bear market.

It is instructive that, on a total return basis, the S&P 500 lost -47.41% from the bull market peak of the S&P 500 on September 1, 2000 to the bear market low on October 9, 2002, while Strategic Growth Fund gained 47.83%. Assuming equal initial investments in the S&P 500 and Strategic Growth Fund at that bull market peak, an investment in Strategic Growth Fund, by the end of the bear market, would have been worth 2.81 times the value of the investment in the S&P 500. Similarly, the S&P 500 lost -55.25% from the bull market peak of the S&P 500 on October 9, 2007 to the bear market low on March 9, 2009, while Strategic Growth Fund lost only -6.47% during that period. Assuming equal initial investments in the S&P 500 and Strategic Growth Fund at that bull market peak, an investment in Strategic Growth Fund, by the end of the bear market, would have been worth 2.09 times the value of the investment in the S&P 500. While past performance is not an assurance of future results, it is clear that the relative performance of Strategic Growth Fund and the S&P 500 can shift considerably over the completion of the market cycle.

8

The Hussman Funds
Letter to Shareholders (continued)

We frequently observed in our annual reports prior to 2009 that the performance of Strategic Growth Fund, relative to the major stock market indices, was “as intended” in our view – neither extraordinary nor disappointing in the context of the historical research that guides our work. Our stock selection approach significantly outperformed the S&P 500, and our hedging approach contributed additional returns over the complete market cycle while significantly reducing our exposure to severe market losses. As we believe we have fully addressed the transition that began with my insistence on stress-testing our methods in 2009 and was completed in mid-2014, we have confidence in the capability of both the stock selection and hedging components of our investment strategy to contribute to Fund performance over the completion of the present cycle and in future cycles.

Strategic Total Return Fund

For the year ended December 31, 2014, Strategic Total Return Fund gained 3.78%. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 2-6 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 2%-6% on the basis of bond price fluctuations). During 2014, the yield on 10-year U.S. Treasury bonds declined from 3.04% to 2.17%, producing positive returns for a conservative position in bonds. An additional driver of fluctuations in the Fund’s investment returns during this period was its exposure to precious metals shares. While this exposure was generally modest, gold stocks as measured by the Philadelphia Gold and Silver Sector Index (XAU) declined by -18.26% during the year, so the Fund’s holdings in this area resulted in a slight reduction in returns.

Since the inception of Strategic Total Return Fund, the Fund has benefited from its ability to vary its duration and exposure to precious metals shares, utility shares, and other asset classes in response to changes in valuations and yields. While the Fund was exposed to a modest portion of the significant losses in these markets, the improved valuations in precious metals shares and bonds is quite welcome, as opportunities to increase investment exposure and participate in long-term investment returns are grounded in such improvements.

From the inception of Strategic Total Return Fund on September 12, 2002 through December 31, 2014, the Fund achieved an average annual total return of 4.98%, compared with an average annual total return of 4.73% for the Barclays U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $18,180, compared with $17,648 for the same

9

The Hussman Funds
Letter to Shareholders (continued)

investment in the Barclays U.S. Aggregate Bond Index. The deepest loss experienced by the Fund since inception was -11.52%, compared with a maximum loss of -5.09% for the Barclays U.S. Aggregate Bond Index.

Strategic International Fund

For the year ended December 31, 2014, Strategic International Fund lost -6.99%, largely attributable to foreign currency fluctuations. The Fund remained fully hedged against the impact of general market fluctuations in international equity markets during this period. However, as we estimate major currencies such as the Japanese yen and the euro to be steeply undervalued relative to the U.S. dollar on the basis of relative price levels, interest rates, and other factors, the Fund maintains an intentional exposure to foreign currencies. The Fund generally held a defensive portfolio focused on equities that we view as undervalued and having significant dividend yields.

From the inception of Strategic International Fund on December 31, 2009 through December 31, 2014, the Fund experienced an average annual total return of -1.19%, compared with an average annual total return of 5.33% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would have declined to $9,417, compared with $12,968 for the same investment in the MSCI EAFE Index. The maximum decline of the EAFE Index was -26.48%, compared with a maximum decline of -13.84% for Strategic International Fund.

Strategic Dividend Value Fund

For the year ended December 31, 2014, Strategic Dividend Value Fund gained 0.06%, reflecting the Fund’s very limited exposure to market fluctuations during the year. We anticipate a significantly larger exposure to equities, coupled with a smaller hedge, as the combination of valuations and other market conditions improve over the course of the present market cycle.

From the inception of Strategic Dividend Value Fund on February 6, 2012 through December 31, 2014, the Fund achieved an average annual total return of 2.67%, compared with an average annual total return of 18.36% for the S&P 500 Index. An initial $10,000 investment in the Fund on February 6, 2012 would have grown to $10,795, compared with $16,307 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -3.91%, compared with a maximum loss of -9.58% for the S&P 500 Index.

10

The Hussman Funds
Letter to Shareholders (continued)

Portfolio Composition

As of December 31, 2014, Strategic Growth Fund had net assets of $840,327,240, and held 120 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (29.4%), health care (25.9%), consumer staples (12.4%), consumer discretionary (11.8%), industrials (5.7%), and utilities (5.0%). The smallest sector weights were materials (3.9%), financials (3.4%), energy (3.2%), and telecommunication services (1.0%).

Strategic Growth Fund’s holdings of individual stocks as of December 31, 2014 were valued at $854,376,843. Against these stock positions, the Fund also held 2,800 option combinations (long put option/short call option) on the S&P 500 Index, 1,500 option combinations on the Russell 2000 Index and 200 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On December 30, 2014, the S&P 500 Index closed at 2,058.9, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,204.697 and 4,236.279, respectively. The Fund’s total hedge therefore represented a short position of $841,922,130, thereby hedging 98.5% of the dollar value of the Fund’s long investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $3 million during the six months ended December 31, 2014: Jack In the Box, Cintas, Anthem and Mallinckrodt. Holdings with losses in excess of $5 million during this same period were Barrick Gold, SunPower, BP - ADR and Halliburton.

As of December 31, 2014, Strategic Total Return Fund had net assets of $528,206,832. Treasury notes, Treasury bonds, Treasury Inflation-Protected Securities (TIPS) and money market funds represented 76.6% of the Fund’s net assets. Exchange-traded funds, precious metals shares and utility shares accounted for 6.0%, 15.4% and 3.6% of net assets, respectively.

In Strategic Total Return Fund, during the six months ended December 31, 2014, portfolio gains in excess of $1 million were achieved in U.S. Treasury Bond (2.375%, due 8/15/2024), U.S. Treasury Bond (3.125%, due 8/15/2044) and U.S. Treasury Note (2.50%, due 5/15/2024). Holdings with losses in excess of $2 million during this same period were Goldcorp, Agnico Eagle Mines, Newmont Mining and Barrick Gold.

As of December 31, 2014, Strategic International Fund had net assets of $75,765,914 and held 90 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (15.6%), consumer

11

The Hussman Funds
Letter to Shareholders (continued)

discretionary (13.5%), health care (12.8%), consumer staples (10.3%), utilities (9.6%), energy (8.0%), industrials (7.1%) and telecommunication services (5.4%). The smallest sector weights were materials (2.2%) and financials (1.3%). Investment in shares of money market funds accounted for 7.4% of net assets.

Strategic International Fund’s holdings of individual stocks as of December 31, 2014 were valued at $65,027,701. In order to hedge the impact of general market fluctuations, as of December 31, 2014, Strategic International Fund held 50 option combinations (long put option/short call option) on the S&P 500 Index, and was short 975 futures on the Euro STOXX 50 Index and 150 futures on the FTSE 100 Index. The combined notional value of these hedges was $62,514,304, hedging 96.1% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While Strategic International Fund’s investment portfolio is diversified and the Fund’s performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through December 31, 2014. Individual equity holdings having portfolio gains in excess of $150,000 during the six months ended December 31, 2014 included Spark New Zealand, Jean Couture Group, Orange SA and Dialog Semiconductor. Holdings with portfolio losses in excess of $350,000 during this same period included Telecom NZ SP - ADR, iShares MSCI Italy Index, Tesco plc, Canadian Oil Sands, Endesa and Indra Sistemas.

As of December 31, 2014, Strategic Dividend Value Fund had net assets of $9,366,488 and held 46 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer staples (23.0%), information technology (18.2%), consumer discretionary (10.4%), materials (10.3%), health care (9.9%) and energy (8.6%). The smallest sector weights were industrials (4.6%), financials (2.2%) and utilities (1.9%).

Strategic Dividend Value Fund’s holdings of individual stocks as of December 31, 2014 were valued at $8,344,251. Against these stock positions, the Fund also held 39 option combinations (long put option/short call option) on the S&P 500. The notional value of this hedge was $8,029,710, hedging 96.2% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

12

The Hussman Funds
Letter to Shareholders (continued)

In Strategic Dividend Value Fund, during the six months ended December 31, 2014, a portfolio gain in excess of $50,000 was achieved in EPIQ Systems. Holdings with portfolio losses in excess of $50,000 during this same period included Greif, Maxim Integrated Products, Transocean and Ensco plc.

Supplementary information including quarterly returns and equity-only performance is available on the Hussman Funds website: www.hussmanfunds.com

Strategy and Outlook

Current equity valuations provide no margin of safety for long-term investors. One might as well be investing on a dare. Still, valuations have been rich for some time. To reiterate the central lesson of the speculative half-cycle since 2009: the near-term outcome of speculative, overvalued markets is conditional on investor preferences toward risk-seeking or risk-aversion, and those preferences can be largely inferred from observable market internals and credit spreads. The difference between an overvalued market that becomes more overvalued, and an overvalued market that crashes, has little to do with the level of valuation and everything to do with investor risk preferences. Yet long-term investment outcomes remain chiefly defined by those valuations.

In recent months, we have observed increasing dispersion across a wide range of individual equities, industries, sectors and security types that we believe is indicative of increasing risk-aversion among investors. Historically, the “catalysts” that provoke a shift in risk aversion typically become clear only after the fact. Our impression is that the plunge in oil prices and safe-haven Treasury yields, coupled with the rise in yields on default-sensitive assets, such as junk debt, is most consistent with an abrupt slowing in global economic activity. Given the already low level of Treasury yields, our investment stance toward U.S. Treasury bonds is conservative, but remains generally constructive. Foreign equity markets remain vulnerable in our view, particularly as the correlation between foreign stocks and U.S. stocks becomes quite strong in periods when the U.S. stock market weakens. Meanwhile, we view the U.S. dollar as broadly overvalued relative to major foreign currencies, even after adjusting for relative interest rate levels, price levels and monetary policies.

With equity valuations extreme, credit spreads behaving badly and market internals quite divergent, we believe it is essential for investors to understand that the current environment differs importantly from the bulk of the period since 2009. Through most of this period, with key exceptions of mid-2010, mid-2011 and today, credit spreads have been well-behaved and market internals have been generally favorable. This is no longer the case, but we are open to the possibility of a shift back toward risk-seeking behavior, which we would infer from observable market

13

The Hussman Funds
Letter to Shareholders (continued)

internals and credit spreads. Such a shift would not reduce the level of equity market overvaluation, so we would continue to view a safety net as necessary, in the form of index put options or other conditions. But the immediacy of our downside concerns might be deferred.

In short, the best way to characterize our investment methods as they now stand is that they treat valuation extremes in a conditional way, which allows us to reconcile the full historical record without discarding inconvenient information. What this framework requires, primarily, is a greater tolerance for markets that may be outrageously overvalued or undervalued, but where those extremes are likely to persist until subtle deterioration or improvement in observable market internals and credit spreads indicates a shift in investor risk-preferences. When one faces two truths that are seemingly in opposition, the proper response is not to discard one of those truths, but to find a unifying principle that allows one to accept both truths at once.

We need not discard reliable indications that stocks are recklessly overvalued at present in order to recognize that there are certain conditions that allow a recklessly overvalued market to move higher still. Those conditions have been in place during much of the past few years, are not in place at present, but are subject to re-emerging, which for us could support a more constructive investment outlook even at valuations that are now well beyond twice the historical norm, based on reliable measures. There’s little chance that we will be considered bulls anytime soon, but there is a range of investment outlooks between hard-negative and constructive with a safety net.

For those who trust and value our work, my hope is that we have clarified when and how we’ve adapted to the challenges of recent years in a way that helps to understand both the successes we’ve enjoyed over time and the difficulties that we’ve experienced in the recent half-cycle. Again, we cannot assure that future cycles will mirror the lessons of a century of historical evidence. What we do know for certain is that the framework that resulted from our recent challenges is robust to every market cycle we’ve observed across a century of history, including periods of growth, depression, peace, war, deflation, inflation, the late-1990’s bubble and crash, the housing bubble and crash, and even the most recent half-cycle since 2009.

Our outlook will shift as market conditions change. Though future cycles may be different than in the past, historical market conditions have been consistent with our current strongly defensive outlook toward equities less than 10% of the time, a flat and rather neutral outlook about 30% of the time, and a constructive or aggressive investment outlook more than half of the time. Prospective long-term equity market returns are strikingly compressed at present, but as we observed following the 2000 and 2007 peaks, the completion of a market cycle can raise those prospective

14

The Hussman Funds
Letter to Shareholders (continued)

returns substantially and quite rapidly. I have little doubt that we will find compelling opportunities to be constructive or aggressive over the completion of the present cycle and in future ones. As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds and other financial markets are forward-looking statements based the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

15

Hussman Strategic Growth Fund Portfolio Information
December 31, 2014 (Unaudited)

Sector Allocation (% of Total Equity Holdings)

Hussman Strategic Total Return Fund Portfolio Information
December 31, 2014 (Unaudited)

Asset Allocation (% of Total Investments)

16

Hussman Strategic International Fund Portfolio Information
December 31, 2014 (Unaudited)

Sector Allocation (% of Equity Holdings)

Country Allocation (% of Equity Holdings)

17

Hussman Strategic Dividend Value Fund Portfolio Information
December 31, 2014 (Unaudited)

Sector Allocation (% of Total Equity Holdings)

18

Hussman Strategic Growth Fund Schedule of Investments
December 31, 2014 (Unaudited)

COMMON STOCKS — 101.7%	Shares	Value
Consumer Discretionary — 11.8%
Diversified Consumer Services — 2.8%
Apollo Education Group, Inc. (a)	300,000	$10,233,000
DeVry Education Group, Inc.	275,000	13,054,250
		23,287,250
Hotels, Restaurants & Leisure — 2.4%
Jack in the Box, Inc.	200,000	15,992,000
Panera Bread Co. - Class A (a)	25,000	4,370,000
		20,362,000
Household Durables — 0.2%
Garmin Ltd.	38,000	2,007,540

Media — 1.9%
AMC Entertainment Holdings, Inc. - Class A	115,000	3,010,700
DIRECTV - Class A (a)	150,000	13,005,000
		16,015,700
Multiline Retail — 0.7%
Kohl's Corp.	100,000	6,104,000

Specialty Retail — 3.0%
American Eagle Outfitters, Inc.	250,000	3,470,000
AutoZone, Inc. (a)	10,000	6,191,100
GameStop Corp. - Class A	50,000	1,690,000
Murphy USA, Inc. (a)	112,500	7,746,750
Outerwall, Inc. (a)	50,000	3,761,000
Williams-Sonoma, Inc.	25,000	1,892,000
		24,750,850
Textiles, Apparel & Luxury Goods — 0.8%
Deckers Outdoor Corp. (a)	75,000	6,828,000

Consumer Staples — 12.4%
Beverages — 3.5%
Coca-Cola Co. (The)	300,000	12,666,000
PepsiCo, Inc.	175,000	16,548,000
		29,214,000
Food & Staples Retailing — 1.6%
Sysco Corp.	150,000	5,953,500
Walgreens Boots Alliance, Inc.	100,000	7,620,000
		13,573,500

19

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 101.7% (continued)	Shares	Value
Consumer Staples — 12.4% (continued)
Food Products — 5.1%
Archer-Daniels-Midland Co.	150,000	$7,800,000
Cal-Maine Foods, Inc.	200,000	7,806,000
Campbell Soup Co.	150,000	6,600,000
Fresh Del Monte Produce, Inc.	39,000	1,308,450
General Mills, Inc.	50,000	2,666,500
Kellogg Co.	100,000	6,544,000
Mead Johnson Nutrition Co.	100,000	10,054,000
		42,778,950
Household Products — 2.2%
Clorox Co. (The)	50,000	5,210,500
Kimberly-Clark Corp.	75,000	8,665,500
Procter & Gamble Co. (The)	50,000	4,554,500
		18,430,500
Energy — 3.2%
Oil, Gas & Consumable Fuels — 3.2%
Apache Corp.	100,000	6,267,000
BP plc - ADR	400,000	15,248,000
Marathon Petroleum Corp.	44,000	3,971,440
ONEOK Partners L.P.	39,000	1,545,570
		27,032,010
Financials — 3.4%
Banks — 1.0%
Wells Fargo & Co.	150,000	8,223,000

Insurance — 1.4%
Assurant, Inc.	171,000	11,701,530

Real Estate Investment Trusts (REIT) — 1.0%
Digital Realty Trust, Inc.	125,000	8,287,500

Health Care — 25.9%
Biotechnology — 1.3%
Amgen, Inc.	25,000	3,982,250
Harvard Apparatus Regenerative Technology, Inc. (a)	163,000	518,340
United Therapeutics Corp. (a)	50,000	6,474,500
		10,975,090
Health Care Equipment & Supplies — 5.1%
Becton, Dickinson and Co.	50,000	6,958,000

20

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 101.7% (continued)	Shares	Value
Health Care — 25.9% (continued)
Health Care Equipment & Supplies — 5.1% (continued)
C.R. Bard, Inc.	10,000	$1,666,200
Halyard Health, Inc. (a)	15,625	710,469
IDEXX Laboratories, Inc. (a)	36,300	5,382,201
Intuitive Surgical, Inc. (a)	5,000	2,644,700
Medtronic, Inc.	200,000	14,440,000
Varian Medical Systems, Inc. (a)	125,000	10,813,750
		42,615,320
Health Care Providers & Services — 8.2%
Aetna, Inc.	175,000	15,545,250
Anthem, Inc.	50,000	6,283,500
Bio-Reference Laboratories, Inc. (a)	59,000	1,895,670
Chemed Corp.	84,000	8,876,280
Humana, Inc.	25,000	3,590,750
Patterson Cos., Inc.	100,000	4,810,000
Quest Diagnostics, Inc.	200,000	13,412,000
UnitedHealth Group, Inc.	100,000	10,109,000
WellCare Health Plans, Inc. (a)	50,000	4,103,000
		68,625,450
Life Sciences Tools & Services — 0.6%
Harvard Bioscience, Inc. (a)	908,000	5,148,360

Pharmaceuticals — 10.7%
AbbVie, Inc.	100,000	6,544,000
AstraZeneca plc - ADR	150,000	10,557,000
Eli Lilly & Co.	250,000	17,247,500
GlaxoSmithKline plc - ADR	300,000	12,822,000
Impax Laboratories, Inc. (a)	250,000	7,920,000
Johnson & Johnson	110,000	11,502,700
Mallinckrodt plc (a)	67,275	6,662,243
Mylan, Inc. (a)	50,000	2,818,500
Novartis AG - ADR	150,000	13,899,000
		89,972,943
Industrials — 5.7%
Air Freight & Logistics — 1.6%
C.H. Robinson Worldwide, Inc.	175,000	13,105,750

Airlines — 0.5%
JetBlue Airways Corp. (a)	250,000	3,965,000

21

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 101.7% (continued)	Shares	Value
Industrials — 5.7% (continued)
Commercial Services & Supplies — 0.9%
Cintas Corp.	100,000	$7,844,000

Industrial Conglomerates — 0.5%
3M Co.	25,000	4,108,000

Machinery — 1.9%
Caterpillar, Inc.	75,000	6,864,750
Illinois Tool Works, Inc.	25,000	2,367,500
Joy Global, Inc.	150,000	6,978,000
		16,210,250
Professional Services — 0.3%
Robert Half International, Inc.	50,000	2,919,000

Information Technology — 29.4%
Communications Equipment — 3.5%
Brocade Communications Systems, Inc.	650,000	7,696,000
Cisco Systems, Inc.	450,000	12,516,750
F5 Networks, Inc. (a)	50,000	6,523,250
Riverbed Technology, Inc. (a)	150,000	3,061,500
		29,797,500
Electronic Equipment, Instruments & Components — 3.3%
Corning, Inc.	500,000	11,465,000
FLIR Systems, Inc.	178,000	5,751,180
Plexus Corp. (a)	100,000	4,121,000
Sanmina Corp. (a)	100,000	2,353,000
Zebra Technologies Corp. - Class A (a)	50,000	3,870,500
		27,560,680
Internet Software & Services — 1.5%
Akamai Technologies, Inc. (a)	150,000	9,444,000
Cimpress N.V. (a)	45,000	3,367,800
		12,811,800
IT Services — 5.6%
Amdocs Ltd.	247,000	11,523,785
Blackhawk Network Holdings, Inc. - Class B (a)	82,145	3,096,045
Global Payments, Inc.	150,000	12,109,500
Infosys Technologies Ltd. - ADR	650,000	20,449,000
		47,178,330
Semiconductors & Semiconductor Equipment — 8.4%
Broadcom Corp. - Class A	100,000	4,333,000

22

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 101.7% (continued)	Shares	Value
Information Technology — 29.4% (continued)
Semiconductors & Semiconductor Equipment — 8.4% (continued)
Cirrus Logic, Inc. (a)	250,000	$5,892,500
First Solar, Inc. (a)	150,000	6,689,250
Intel Corp.	500,000	18,145,000
Marvell Technology Group Ltd.	250,000	3,625,000
NVIDIA Corp.	600,000	12,030,000
OmniVision Technologies, Inc. (a)	350,000	9,100,000
Rambus, Inc. (a)	305,000	3,382,450
Skyworks Solutions, Inc.	50,000	3,635,500
SunEdison, Inc. (a)	100,000	1,951,000
SunPower Corp. (a)	62,000	1,601,460
		70,385,160
Software — 5.9%
CA, Inc.	182,000	5,541,900
Check Point Software Technologies Ltd. (a)	100,000	7,857,000
FactSet Research Systems, Inc.	50,000	7,037,500
Microsoft Corp.	350,000	16,257,500
Open Text Corp.	155,000	9,030,300
VMware, Inc. - Class A (a)	44,000	3,630,880
		49,355,080
Technology Hardware, Storage & Peripherals — 1.2%
Seagate Technology plc	150,000	9,975,000

Materials — 3.9%
Chemicals — 1.8%
CF Industries Holdings, Inc.	35,000	9,538,900
Scotts Miracle-Gro Co. (The) - Class A	95,000	5,920,400
		15,459,300
Metals & Mining — 2.1%
Barrick Gold Corp.	750,000	8,062,500
Newmont Mining Corp.	500,000	9,450,000
		17,512,500
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
AT&T, Inc.	250,000	8,397,500

Utilities — 5.0%
Electric Utilities — 5.0%
Edison International	50,000	3,274,000
Exelon Corp.	450,000	16,686,000

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 101.7% (continued)	Shares	Value
Utilities — 5.0% (continued)
Electric Utilities — 5.0% (continued)
PPL Corp.	400,000	$14,532,000
Southern Co. (The)	150,000	7,366,500
		41,858,500

Total Common Stocks (Cost $755,668,416)		$854,376,843

PUT OPTION CONTRACTS — 2.5%	Contracts	Value
Nasdaq 100 Index Option, 02/20/2015 at $4,250	200	$2,338,000
Russell 2000 Index Option, 02/20/2015 at $1,180	1,500	4,083,000
S&P 500 Index Option, 02/20/2015 at $2,070	2,800	14,803,600
Total Put Option Contracts (Cost $15,565,645)		$21,224,600

Total Investments at Value — 104.2% (Cost $771,234,061)		$875,601,443

MONEY MARKET FUNDS — 44.8%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (b)	115,487,827	$115,487,827
First American Treasury Obligations Fund - Class Y, 0.00% (b)	261,227,313	261,227,313
Total Money Market Funds (Cost $376,715,140)		$376,715,140

Total Investments and Money Market Funds at Value — 149.0% (Cost $1,147,949,201)		$1,252,316,583

Written Call Option Contracts — (49.8%)		(418,449,200)

Other Assets in Excess of Liabilities — 0.8%		6,459,857

Net Assets — 100.0%		$840,327,240

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of December 31, 2014.

See accompanying notes to financial statements.

24

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
December 31, 2014 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
Nasdaq 100 Index Option,
01/17/2015 at $1,800	200	$48,704,000	$49,245,910
Russell 2000 Index Option,
01/17/2015 at $700	1,500	75,594,000	70,279,743
S&P 500 Index Option,
03/20/2015 at $1,000	2,800	294,151,200	298,196,253
Total Written Call Option Contracts		$418,449,200	$417,721,906

See accompanying notes to financial statements.

25

Hussman Strategic Total Return Fund Schedule of Investments
December 31, 2014 (Unaudited)

COMMON STOCKS — 19.0%	Shares	Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
NuStar Energy L.P.	1,000	$57,750
ONEOK Partners L.P.	1,000	39,630
Williams Partners L.P.	1,000	44,750
		142,130
Materials — 15.4%
Metals & Mining — 15.4%
Agnico Eagle Mines Ltd.	400,000	9,956,000
AngloGold Ashanti Ltd. - ADR (b)	275,000	2,392,500
Barrick Gold Corp.	2,000,000	21,500,000
Compañía de Minas Buenaventura S.A. - ADR	150,000	1,434,000
Gold Fields Ltd. - ADR	250,000	1,132,500
Goldcorp, Inc.	600,000	11,112,000
Harmony Gold Mining Co. Ltd. - ADR (b)	125,000	236,250
Newmont Mining Corp.	1,050,000	19,845,000
Pan American Silver Corp.	200,000	1,840,000
Randgold Resources Ltd. - ADR	100,000	6,741,000
Sibanye Gold Ltd. - ADR	119,000	900,830
Silver Wheaton Corp.	200,000	4,066,000
Stillwater Mining Co. (b)	10,000	147,400
		81,303,480
Utilities — 3.6%
Electric Utilities — 2.5%
American Electric Power Co., Inc.	40,000	2,428,800
Duke Energy Corp.	333	27,819
Edison International	1,000	65,480
Entergy Corp.	55,000	4,811,400
Exelon Corp.	100,000	3,708,000
FirstEnergy Corp.	1,000	38,990
NextEra Energy, Inc.	1,000	106,290
Pepco Holdings, Inc.	1,000	26,930
Pinnacle West Capital Corp.	1,000	68,310
PPL Corp.	50,000	1,816,500
		13,098,519
Multi-Utilities — 1.1%
Ameren Corp.	1,000	46,130
Dominion Resources, Inc.	1,000	76,900
DTE Energy Co.	1,000	86,370
PG&E Corp.	50,000	2,662,000

26

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 19.0% (continued)	Shares	Value
Utilities — 3.6% (continued)
Multi-Utilities — 1.1% (continued)
Public Service Enterprise Group, Inc.	65,000	$2,691,650
SCANA Corp.	1,000	60,400
TECO Energy, Inc.	1,000	20,490
		5,643,940

Total Common Stocks (Cost $114,852,676)		$100,188,069

U.S. TREASURY OBLIGATIONS — 64.8%	Par Value	Value
U.S. Treasury Inflation-Protected Notes — 2.6%
2.50%, due 01/15/2029	$11,059,700	$13,749,452

U.S. Treasury Notes — 62.2%
0.50%, due 09/30/2016	50,000,000	49,945,300
1.50%, due 01/31/2019	50,000,000	50,023,450
2.50%, due 08/15/2023	25,000,000	25,804,700
2.50%, due 05/15/2024	50,000,000	51,511,700
2.25%, due 11/15/2024	150,000,000	151,031,250
		328,316,400

Total U.S. Treasury Obligations (Cost $336,091,712)		$342,065,852

EXCHANGE-TRADED FUNDS — 6.0%	Shares	Value
iShares Gold Trust (b)	10,000	$114,400
iShares International Treasury Bond ETF	58,000	5,613,240
iShares 1-3 Year International Treasury Bond ETF	8,000	676,000
SPDR® Barclays International Treasury Bond ETF	200,000	11,066,000
SPDR® Barclays Short Term International Treasury Bond ETF	150,000	4,839,000
SPDR® DB International Government Inflation-Protected Bond ETF	160,000	9,112,000
SPDR® Gold Trust (b)	2,000	227,160
Total Exchange-Traded Funds (Cost $29,829,472)		$31,647,800

Total Investments at Value — 89.8% (Cost $480,773,860)		$473,901,721

27

Hussman Strategic Total Return Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

MONEY MARKET FUNDS — 11.8%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (c)	18,728,955	$18,728,955
First American Treasury Obligations Fund - Class Y, 0.00% (c)	43,812,560	43,812,560
Total Money Market Funds (Cost $62,541,515)		$62,541,515

Total Investments and Money Market Funds at Value — 101.6%
(Cost $543,315,375)		$536,443,236

Liabilities in Excess of Other Assets — (1.6%)		(8,236,404)

Net Assets — 100.0%		$528,206,832

ADR - American Depositary Receipt.

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of December 31, 2014.

See accompanying notes to financial statements.

28

Hussman Strategic International Fund Schedule of Investments
December 31, 2014 (Unaudited)

COMMON STOCKS — 85.8%	Shares	Value
Argentina — 1.0%
Telecom Argentina S.A. - ADR	40,000	$774,000

Australia — 3.0%
Austal Ltd. (a) (b)	500,000	611,055
Leighton Holdings Ltd. (a)	40,000	728,424
Sonic Healthcare Ltd. (a)	63,000	947,916
		2,287,395
Austria — 0.3%
OMV AG (a)	8,000	212,442

Belgium — 1.0%
Belgacom S.A. (a)	15,000	544,294
Van de Velde N.V.	4,000	188,491
		732,785
Canada — 15.1%
Canadian Natural Resources Ltd.	25,000	772,938
Canadian Oil Sands Ltd.	40,000	358,754
Cascades, Inc.	90,000	543,811
Cogeco Cable, Inc.	20,000	1,233,259
Gildan Activewear, Inc.	22,000	1,244,104
Imperial Oil Ltd.	23,000	990,833
Jean Coutu Group (PJC), Inc. (The) - Class A	55,000	1,340,205
Leon's Furniture Ltd.	5,000	77,036
MacDonald, Dettwiler & Associates Ltd.	15,000	1,225,899
Saputo, Inc.	35,000	1,051,988
Shaw Communications, Inc. - Class B	48,000	1,295,232
Suncor Energy, Inc.	15,000	476,416
WestJet Airlines Ltd.	30,000	861,422
		11,471,897
Finland — 1.1%
Atria plc	17,000	136,189
F-Secure Oyj	30,000	81,684
Lassila & Tikanoja Oyj (a)	12,925	236,495
Tieto Oyj (a)	15,000	388,754
		843,122
France — 9.5%
Albioma S.A. (a)	25,462	506,074
Alten S.A. (a)	15,000	639,653
Electricite de France S.A. (a)	29,000	798,384

29

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 85.8% (continued)	Shares	Value
France — 9.5% (continued)
Eutelsat S.A. (a)	35,000	$1,131,973
Infotel S.A. (a)	15,330	375,602
Ipsen S.A. (a)	12,000	621,184
Neopost S.A.	14,000	798,729
Orange S.A. (a)	70,000	1,190,559
Stallergenes S.A.	1,408	84,291
Total S.A. - ADR	20,000	1,024,000
		7,170,449
Germany — 3.7%
Deutsche Telekom AG (a)	60,000	960,092
Dialog Semiconductor plc (a) (b)	35,000	1,222,142
Stratec Biomedical AG	11,816	654,109
		2,836,343
India — 2.0%
Wipro Ltd. - ADR	135,000	1,528,200

Italy — 2.1%
Enel S.P.A. (a)	125,000	557,231
Società Iniziative Autostradali e Servizi S.P.A. (a)	60,000	577,453
Terna - Rete Elettrica Nazionale S.P.A. (a)	100,000	454,251
		1,588,935
Japan — 9.5%
ABC-MART, Inc. (a)	20,000	967,886
Disco Corp. (a)	10,000	799,926
Ibiden Co. Ltd. (a)	50,000	738,400
Mitsui & Co. Ltd. (a)	60,000	803,689
Nitori Holdings Co. Ltd. (a)	4,000	214,941
Ricoh Co. Ltd. (a)	50,000	505,516
Sogo Medical Co. Ltd. (a)	10,000	506,872
Sugi Holdings Co. Ltd. (a)	23,000	938,966
Systena Corp. (a)	16,600	118,921
TDK Corp. (a)	10,000	589,028
Towa Pharmaceutical Co. Ltd. (a)	12,800	566,394
Trend Micro, Inc. (a)	15,000	414,551
		7,165,090
Netherlands — 1.1%
Koninklijke Boskalis Westminster N.V. (a)	15,000	820,638

30

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 85.8% (continued)	Shares	Value
New Zealand — 0.8%
Spark New Zealand Ltd. - ADR	50,000	$598,000

Norway — 4.0%
Bakkafrost P/F (a)	50,000	1,122,347
Ekornes ASA	2,899	36,918
Statoil ASA (a)	42,000	738,795
Yara International ASA (a)	26,000	1,156,759
		3,054,819
Portugal — 1.3%
EDP-Energias de Portugal S.A. (a)	250,000	969,484

Spain — 5.5%
ADVEO Group International S.A. (b)	23,100	328,462
Enagas S.A. (a)	40,000	1,261,737
Endesa S.A. (a)	30,000	600,624
Iberdrola S.A. (a)	187,688	1,265,252
Indra Sistemas S.A. (a)	70,000	680,132
		4,136,207
Sweden — 1.6%
Byggmax Group AB (a)	75,000	502,860
Clas Ohlson AB - B Shares	43,000	743,255
		1,246,115
Switzerland — 6.2%
Bachem Holding AG (b)	1,000	49,291
Kudelski S.A. (a)	40,000	484,910
Lonza Group AG (a) (b)	12,000	1,351,236
Novartis AG - ADR	14,000	1,297,240
Straumann Holding AG (a)	3,000	753,796
Tamedia AG	6,000	765,919
		4,702,392
Taiwan — 1.6%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	55,000	1,230,900

United Kingdom — 15.4%
Admiral Group plc (a)	48,000	984,803
AstraZeneca plc - ADR	21,500	1,513,170
BP plc - ADR	40,000	1,524,800
British Sky Broadcasting Group plc (a)	78,000	1,088,680
HomeServe plc (a)	75,000	392,943

31

Hussman Strategic International Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 85.8% (continued)	Shares	Value
United Kingdom — 15.4% (continued)
Indivior plc - ADR (b)	3,000	$33,900
J Sainsbury plc (a)	180,000	687,418
J.D. Wetherspoon plc	26,849	343,172
Liberty Global plc - Series A (b)	2,282	114,568
Liberty Global plc - Series C (b)	5,630	271,985
Reckitt Benckiser Group plc - ADR	75,000	1,242,750
Smith & Nephew plc - ADR	48,750	1,791,075
SSE plc (a)	35,000	884,419
Tesco plc (a)	230,000	670,665
William Morrison Supermarkets plc (a)	40,000	114,140
		11,658,488

Total Common Stocks (Cost $60,966,407)		$65,027,701

PUT OPTION CONTRACTS — 0.0% (c)	Contracts	Value
S&P 500 Index Option, 03/20/2015 at $1,150 (Cost $1,967)	50	$4,100

Total Investments at Value — 85.8% (Cost $60,968,374)		$65,031,801

MONEY MARKET FUNDS — 7.4%	Shares	Value
Northern Institutional Treasury Portfolio, 0.01% (d) (Cost $5,586,552)	5,586,552	$5,586,552

Total Investments and Money Market Funds at Value — 93.2%
(Cost $66,554,926)		$70,618,353

Written Call Options — (5.9%)		(4,505,350)

Other Assets in Excess of Liabilities — 12.7%		9,652,911

Net Assets — 100.0%		$75,765,914

ADR - American Depositary Receipt.

(a)	Foreign fair value priced (Note 1). Foreign fair valued securities totaled $36,400,706 at December 31, 2014, representing 48.0% of net assets.

(b)	Non-income producing security.

(c)	Percentage rounds to less than 0.1%.

(d)	The rate shown is the 7-day effective yield as of December 31, 2014.

See accompanying notes to financial statements.

32

Hussman Strategic International Fund Summary of Common Stocks by Sector and Industry
December 31, 2014 (Unaudited)

Sector/Industry	% of Net Assets
Consumer Discretionary — 13.5%
Hotels, Restaurants & Leisure	0.5%
Household Durables	0.0	%(a)
Media	7.8%
Specialty Retail	3.3%
Textiles, Apparel & Luxury Goods	1.9%
Consumer Staples — 10.3%
Food & Staples Retailing	5.6%
Food Products	3.1%
Household Products	1.6%
Energy — 8.0%
Oil, Gas & Consumable Fuels	8.0%
Financials — 1.3%
Insurance	1.3%
Health Care — 12.8%
Health Care Equipment & Supplies	4.2%
Health Care Providers & Services	1.3%
Life Sciences Tools & Services	1.9%
Pharmaceuticals	5.4%
Industrials — 7.1%
Airlines	1.1%
Commercial Services & Supplies	1.3%
Construction & Engineering	2.0%
Machinery	0.8%
Trading Companies & Distributors	1.1%
Transportation Infrastructure	0.8%
Information Technology — 15.6%
Computers & Peripherals	1.7%
Electronic Equipment, Instruments & Components	2.4%
IT Services	4.3%
Semiconductors & Semiconductor Equipment	4.3%
Software	2.9%
Materials — 2.2%
Chemicals	1.5%
Containers & Packaging	0.7%
Telecommunication Services — 5.4%
Diversified Telecommunication Services	5.4%
Utilities — 9.6%
Electric Utilities	7.3%
Gas Utilities	1.6%
Independent Power Producers & Energy Traders	0.7%
	85.8%

(a)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

33

Hussman Strategic International Fund Schedule of Open Written Option Contracts
December 31, 2014 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
03/20/2015 at $1,150	50	$4,505,350	$4,500,433

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
December 31, 2014 (Unaudited)

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation
Euro STOXX 50 Index Future	03/20/2015	975	$36,965,874	$1,122,162
FTSE 100 Index Future	03/20/2015	150	15,250,175	156,874
Total Futures Contracts Sold Short			$52,216,049	$1,279,036

See accompanying notes to financial statements.

34

Hussman Strategic Dividend Value Fund Schedule of Investments
December 31, 2014 (Unaudited)

COMMON STOCKS — 89.1%	Shares	Value
Consumer Discretionary — 10.4%
Diversified Consumer Services — 2.2%
H&R Block, Inc.	6,000	$202,080

Hotels, Restaurants & Leisure — 1.7%
Yum! Brands, Inc.	2,200	160,270

Household Durables — 1.7%
Tupperware Brands Corp.	2,500	157,500

Media — 2.2%
John Wiley & Sons, Inc. - Class A	3,500	207,340

Specialty Retail — 2.6%
American Eagle Outfitters, Inc.	10,000	138,800
Rent-A-Center, Inc.	3,000	108,960
		247,760
Consumer Staples — 23.0%
Beverages — 3.6%
Coca-Cola Co. (The)	3,800	160,436
Dr Pepper Snapple Group, Inc.	2,500	179,200
		339,636
Food & Staples Retailing — 4.7%
Safeway, Inc.	7,500	263,400
Wal-Mart Stores, Inc.	2,000	171,760
		435,160
Food Products — 8.1%
Campbell Soup Co.	5,250	231,000
Hershey Co. (The)	2,000	207,860
Kellogg Co.	3,000	196,320
Kraft Foods Group, Inc.	2,000	125,320
		760,500
Household Products — 6.6%
Clorox Co. (The)	2,000	208,420
Kimberly-Clark Corp.	2,000	231,080
Procter & Gamble Co. (The)	2,000	182,180
		621,680
Energy — 8.6%
Energy Equipment & Services — 1.9%
Diamond Offshore Drilling, Inc.	5,000	183,550

35

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 89.1% (continued)	Shares	Value
Energy — 8.6% (continued)
Oil, Gas & Consumable Fuels — 6.7%
Exxon Mobil Corp.	1,800	$166,410
Kinder Morgan, Inc.	4,000	169,240
Marathon Oil Corp.	4,500	127,305
Occidental Petroleum Corp.	2,000	161,220
		624,175
Financials — 2.2%
Capital Markets — 2.2%
Eaton Vance Corp.	5,000	204,650

Health Care — 9.9%
Health Care Equipment & Supplies — 5.0%
Baxter International, Inc.	3,725	273,005
ResMed, Inc.	3,500	196,210
		469,215
Pharmaceuticals — 4.9%
AstraZeneca plc - ADR	2,000	140,760
Eli Lilly & Co.	2,500	172,475
Johnson & Johnson	1,325	138,556
		451,791
Industrials — 4.6%
Aerospace & Defense — 2.2%
American Science and Engineering, Inc.	4,000	207,600

Air Freight & Logistics — 2.4%
United Parcel Service, Inc. - Class B	2,000	222,340

Information Technology — 18.2%
Communications Equipment — 6.0%
Cisco Systems, Inc.	6,900	191,923
Harris Corp.	2,600	186,732
QUALCOMM, Inc.	2,500	185,825
		564,480
IT Services — 2.4%
Accenture plc - Class A	2,500	223,275

Semiconductors & Semiconductor Equipment — 6.4%
Intel Corp.	4,500	163,305
Intersil Corp. - Class A	5,000	72,350

36

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

COMMON STOCKS — 89.1% (continued)	Shares	Value
Information Technology — 18.2% (continued)
Semiconductors & Semiconductor Equipment — 6.4% (continued)
KLA-Tencor Corp.	2,300	$161,736
Texas Instruments, Inc.	3,800	203,167
		600,558
Software — 1.7%
Microsoft Corp.	3,500	162,575

Technology Hardware, Storage & Peripherals — 1.7%
Lexmark International, Inc. - Class A	3,750	154,763

Materials — 10.3%
Chemicals — 5.9%
Dow Chemical Co. (The)	3,500	159,635
FutureFuel Corp.	15,000	195,300
LyondellBasell Industries N.V. - Class A	2,500	198,475
		553,410
Containers & Packaging — 4.4%
Avery Dennison Corp.	4,000	207,520
Greif, Inc. - Class A	4,300	203,089
		410,609
Utilities — 1.9%
Electric Utilities — 1.9%
Entergy Corp.	2,050	179,334

Total Common Stocks (Cost $7,550,933)		$8,344,251

PUT OPTION CONTRACTS — 0.1%	Contracts	Value
S&P 500 Index Option, 03/20/2015 at $1,300 (Cost $2,502)	39	$5,733

Total Investments at Value — 89.2% (Cost $7,553,435)		$8,349,984

37

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
December 31, 2014 (Unaudited)

MONEY MARKET FUNDS — 42.8%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.00% (a)	1,203,142	$1,203,142
First American Treasury Obligations Fund - Class Y, 0.00% (a)	2,807,494	2,807,494
Total Money Market Funds (Cost $4,010,636)		$4,010,636

Total Investments and Money Market Funds at Value — 132.0%
(Cost $11,564,071)		$12,360,620

Written Call Option Contracts — (31.3%)		(2,931,747)

Liabilities in Excess of Other Assets — (0.7%)		(62,385)

Net Assets — 100.0%		$9,366,488

ADR - American Depositary Receipt.

(a)	The rate shown is the 7-day effective yield as of December 31, 2014.

See accompanying notes to financial statements.

38

Hussman Strategic Dividend Value Fund Schedule of Open Written Option Contracts
December 31, 2014 (Unaudited)

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
03/20/2015 at $1,300	39	$2,931,747	$2,978,847

See accompanying notes to financial statements.

39

Hussman Investment Trust Statements of Assets and Liabilities
December 31, 2014 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$771,234,061	$480,773,860
At value (Note 1)	$875,601,443	$473,901,721
Investments in money market funds	376,715,140	62,541,515
Dividends and interest receivable	958,594	1,535,324
Receivable for investment securities sold	16,512,908	—
Receivable for capital shares sold	864,527	580,825
Other assets	98,585	55,839
Total Assets	1,270,751,197	538,615,224

LIABILITIES
Dividends payable	894,458	69,257
Written call options, at value (Notes 1 and 4) (premiums received $417,721,906)	418,449,200	—
Payable for investment securities purchased	—	7,890,085
Payable for capital shares redeemed	10,259,130	2,148,242
Accrued investment advisory fees (Note 3)	627,120	188,781
Payable to administrator (Note 3)	80,240	48,750
Other accrued expenses	113,809	63,277
Total Liabilities	430,423,957	10,408,392
NET ASSETS	$840,327,240	$528,206,832

Net assets consist of:
Paid-in capital	$2,730,850,489	$636,794,124
Accumulated/(distributions in excess of) net investment income	(4,165)	12,540
Accumulated net realized losses from security transactions and option contracts	(1,994,159,172)	(101,727,693)
Net unrealized appreciation (depreciation) on:
Investment securities	98,708,427	(6,872,139)
Option contracts	4,931,661	—
NET ASSETS	$840,327,240	$528,206,832

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	93,594,866	47,030,476

Net asset value, offering price and redemption price per share(a) (Note 1)	$8.98	$11.23

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

40

Hussman Investment Trust Statements of Assets and Liabilities (continued)
December 31, 2014 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
ASSETS
Investments in securities:
At acquisition cost	$60,968,374	$7,553,435
At value (Note 1)	$65,031,801	$8,349,984
Investments in money market funds	5,586,552	4,010,636
Foreign currency (Cost $1,027,691) (Note 1)	1,025,398	—
Dividends receivable	48,359	16,082
Foreign tax reclaims receivable	193,236	—
Receivable for capital shares sold	9,613	1,100
Receivable from Adviser (Note 3)	—	23,232
Variation margin receivable (Notes 1 and 4)	2,780,978	—
Margin deposits for futures contracts (Cost $6,982,057) (Notes 1 and 4)	6,854,800	—
Other assets	40,170	8,990
Total Assets	81,570,907	12,410,024

LIABILITIES
Dividends payable	16,708	2,233
Written call options, at value (Notes 1 and 4) (premiums received $4,500,433 and $2,978,847, respectively)	4,505,350	2,931,747
Payable for capital shares redeemed	124,496	85,506
Payable for investment securities purchased	1,025,398
Accrued investment advisory fees (Note 3)	65,773	—
Payable to administrator (Note 3)	10,650	6,480
Other accrued expenses	56,618	17,570
Total Liabilities	5,804,993	3,043,536
NET ASSETS	$75,765,914	$9,366,488

Net assets consist of:
Paid-in capital	$88,045,253	$8,850,134
Accumulated/(distributions in excess of) net investment income	(311,910)	8,264
Accumulated net realized losses from security transactions and option and futures contracts	(17,112,868)	(335,559)
Net unrealized appreciation (depreciation) on:
Investment securities	4,061,294	793,318
Option contracts	(2,784)	50,331
Futures contracts	1,279,036	—
Translation of assets and liabilities in foreign currencies	(192,107)	—
NET ASSETS	$75,765,914	$9,366,488

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	8,466,698	973,673

Net asset value, offering price and redemption price per share (a) (Note 1)	$8.95	$9.62

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

41

Hussman Investment Trust Statements of Operations
For the Six Months Ended December 31, 2014 (Unaudited)

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$10,791,170	$943,032
Foreign withholding taxes on dividends	(19,685)	(66,513)
Interest	—	2,201,539
Total Income	10,771,485	3,078,058

EXPENSES
Investment advisory fees (Note 3)	4,684,843	1,464,181
Transfer agent, account maintenance and shareholder services fees (Note 3)	384,470	212,376
Administration fees (Note 3)	310,340	196,762
Custodian and bank service fees	88,930	31,029
Postage and supplies	57,420	38,713
Fund accounting fees (Note 3)	53,594	42,227
Professional fees	54,771	38,441
Trustees’ fees and expenses (Note 3)	34,856	34,856
Printing of shareholder reports	34,961	23,092
Insurance expense	35,999	19,878
Registration and filing fees	25,680	20,383
Compliance service fees (Note 3)	14,805	9,334
Other expenses	10,382	6,247
Total Expenses	5,791,051	2,137,519
Less fee reductions by the Adviser (Note 3)	(221,299)	(247,090)
Net Expenses	5,569,752	1,890,429

NET INVESTMENT INCOME	5,201,733	1,187,629

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	110,526,081	7,153,844
Option contracts	(128,511,179)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(101,476,215)	(24,842,386)
Option contracts	38,120,818	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION CONTRACTS	(81,340,495)	(17,688,542)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(76,138,762)	$(16,500,913)

See accompanying notes to financial statements.

42

Hussman Investment Trust Statements of Operations (continued)
For the Six Months Ended December 31, 2014 (Unaudited)

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
INVESTMENT INCOME
Dividend income	$1,539,367	$175,623
Foreign withholding taxes on dividends	(179,014)	(118)
Total Income	1,360,353	175,505

EXPENSES
Investment advisory fees (Note 3)	447,261	45,393
Professional fees	40,989	34,598
Trustees' fees and expenses (Note 3)	34,856	34,856
Administration fees (Note 3)	32,962	12,000
Transfer agent, account maintenance and shareholder services fees (Note 3)	29,445	10,074
Fund accounting fees (Note 3)	22,666	15,507
Custodian fees	26,500	3,858
Registration and filing fees	15,291	13,645
Postage and supplies	11,829	8,927
Pricing fees	15,011	320
Printing of shareholder reports	7,581	5,133
Compliance service fees (Note 3)	3,382	2,373
Insurance expense	3,589	481
Other expenses	10,791	5,692
Total Expenses	702,153	192,857
Less fee reductions and expense reimbursements by the Adviser (Note 3)	—	(129,812)
Net Expenses	702,153	63,045

NET INVESTMENT INCOME	658,200	112,460

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS (Note 4)
Net realized gains (losses) from:
Security transactions	1,635,464	(121,167)
Option contracts	(1,286,972)	(305,653)
Futures contracts	846,240	—
Foreign currency transactions	(969,593)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(10,351,643)	136,900
Option contracts	334,894	145,675
Futures contracts	958,024	—
Foreign currency translation	(280,058)	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	(9,113,644)	(144,245)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,455,444)	$(31,785)

See accompanying notes to financial statements.

43

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
FROM OPERATIONS
Net investment income	$5,201,733	$6,409,613
Net realized gains (losses) from:
Security transactions	110,526,081	462,344,937
Option contracts	(128,511,179)	(466,739,962)
Net change in unrealized appreciation (depreciation) on:
Investments	(101,476,215)	(40,193,044)
Option contracts	38,120,818	(63,587,711)
Net decrease in net assets resulting from operations	(76,138,762)	(101,766,167)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(6,533,912)	(14,172,416)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	68,972,655	222,848,160
Net asset value of shares issued in reinvestment of distributions to shareholders	5,639,454	11,361,459
Proceeds from redemption fees collected (Note 1)	33,473	114,352
Payments for shares redeemed	(288,950,969)	(1,020,003,346)
Net decrease in net assets from capital share transactions	(214,305,387)	(785,679,375)

TOTAL DECREASE IN NET ASSETS	(296,978,061)	(901,617,958)

NET ASSETS
Beginning of period	1,137,305,301	2,038,923,259
End of period	$840,327,240	$1,137,305,301

ACCUMULATED/(DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(4,165)	$1,328,014

CAPITAL SHARE ACTIVITY
Shares sold	7,323,210	22,083,715
Shares reinvested	628,002	1,148,782
Shares redeemed	(31,105,708)	(100,931,695)
Net decrease in shares outstanding	(23,154,496)	(77,699,198)
Shares outstanding at beginning of period	116,749,362	194,448,561
Shares outstanding at end of period	93,594,866	116,749,363

See accompanying notes to financial statements.

44

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
FROM OPERATIONS
Net investment income	$1,187,629	$10,189,582
Net realized gains from security transactions	7,153,844	580,800
Net change in unrealized appreciation (depreciation) on investments	(24,842,386)	28,580,927
Net increase (decrease) in net assets resulting from operations	(16,500,913)	39,351,309

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,807,199)	(9,021,030)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	24,055,858	87,660,705
Net asset value of shares issued in reinvestment of distributions to shareholders	3,517,579	7,927,821
Proceeds from redemption fees collected (Note 1)	9,068	55,944
Payments for shares redeemed	(101,561,717)	(702,705,059)
Net decrease in net assets from capital share transactions	(73,979,212)	(607,060,589)

TOTAL DECREASE IN NET ASSETS	(94,287,324)	(576,730,310)

NET ASSETS
Beginning of period	622,494,156	1,199,224,466
End of period	$528,206,832	$622,494,156

ACCUMULATED NET INVESTMENT INCOME	$12,540	$2,632,110

CAPITAL SHARE ACTIVITY
Shares sold	2,102,249	7,825,850
Shares reinvested	312,395	703,927
Shares redeemed	(8,928,800)	(63,145,544)
Net decrease in shares outstanding	(6,514,156)	(54,615,767)
Shares outstanding at beginning of period	53,544,632	108,160,399
Shares outstanding at end of period	47,030,476	53,544,632

See accompanying notes to financial statements.

45

Hussman Strategic International Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
FROM OPERATIONS
Net investment income	$658,200	$658,697
Net realized gains (losses) from:
Security transactions	1,635,464	5,621,369
Option contracts	(1,286,972)	(3,016,679)
Futures contracts	846,240	(10,277,846)
Foreign currency transactions	(969,593)	100,887
Net change in unrealized appreciation (depreciation) on:
Investments	(10,351,643)	10,325,166
Option contracts	334,894	(551,910)
Futures contracts	958,024	(798,501)
Foreign currency translation	(280,058)	312,786
Net increase (decrease) in net assets resulting from operations	(8,455,444)	2,373,969

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(759,883)	(747,075)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	8,714,200	38,284,327
Net asset value of shares issued in reinvestment of distributions to shareholders	743,175	642,147
Proceeds from redemption fees collected (Note 1)	1,085	39,940
Payments for shares redeemed	(29,447,213)	(23,923,290)
Net increase (decrease) in net assets from capital share transactions	(19,988,753)	15,043,124

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,204,080)	16,670,018

NET ASSETS
Beginning of period	104,969,994	88,299,976
End of period	$75,765,914	$104,969,994

ACCUMULATED/(DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(311,910)	$759,366

CAPITAL SHARE ACTIVITY
Shares sold	946,154	3,908,585
Shares reinvested	83,036	66,064
Shares redeemed	(3,165,829)	(2,439,951)
Net increase (decrease) in shares outstanding	(2,136,639)	1,534,698
Shares outstanding at beginning of period	10,603,337	9,068,639
Shares outstanding at end of period	8,466,698	10,603,337

See accompanying notes to financial statements.

46

Hussman Strategic Dividend Value Fund Statements of Changes in Net Assets

	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
FROM OPERATIONS
Net investment income	$112,460	$242,336
Net realized gains (losses) from:
Security transactions	(121,167)	3,001,987
Option contracts	(305,653)	(1,863,478)
Net change in unrealized appreciation (depreciation) on:
Investments	136,900	(437,020)
Option contracts	145,675	(149,507)
Net increase (decrease) in net assets resulting from operations	(31,785)	794,318

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(117,349)	(235,304)
From net realized gains	(762,828)	—
Decrease in net assets from distributions to shareholders	(880,177)	(235,304)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	583,379	11,374,180
Net asset value of shares issued in reinvestment of distributions to shareholders	846,596	226,672
Proceeds from redemption fees collected (Note 1)	427	2,978
Payments for shares redeemed	(1,950,985)	(33,897,442)
Net decrease in net assets from capital share transactions	(520,583)	(22,293,612)

TOTAL DECREASE IN NET ASSETS	(1,432,545)	(21,734,598)

NET ASSETS
Beginning of period	10,799,033	32,533,631
End of period	$9,366,488	$10,799,033

UNDISTRIBUTED NET INVESTMENT INCOME	$8,264	$9,032

CAPITAL SHARE ACTIVITY
Shares sold	57,425	1,078,364
Shares reinvested	88,238	21,314
Shares redeemed	(188,593)	(3,201,106)
Net decrease in shares outstanding	(42,930)	(2,101,428)
Shares outstanding at beginning of period	1,016,603	3,118,031
Shares outstanding at end of period	973,673	1,016,603

See accompanying notes to financial statements.

47

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
Net asset value at beginning of period	$9.74		$10.49		$11.49	$12.28	$13.45	$12.99

Income (loss) from investment operations:
Net investment income	0.06		0.08		0.15	0.08	0.05	0.00	(a)
Net realized and unrealized gains (losses) on investments and option contracts	(0.75)		(0.72)		(1.00)	(0.81)	(1.19)	0.48
Total from investment operations	(0.69)		(0.64)		(0.85)	(0.73)	(1.14)	0.48

Less distributions:
Dividends from net investment income	(0.07)		(0.11)		(0.15)	(0.06)	(0.03)	(0.02)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00	(a)

Net asset value at end of period	$8.98		$9.74		$10.49	$11.49	$12.28	$13.45

Total return (b)	(7.09%	)(c)	(6.11%	)	(7.41% )	(5.97% )	(8.49% )	3.68%

Net assets at end of period (000’s)	$840,327		$1,137,305		$2,038,923	$4,936,808	$5,644,066	$6,185,342

Ratio of net expenses to average net assets	1.07%	(d)(e)	1.07%	(e)	1.08%	1.05%	1.03%	1.05%

Ratio of net investment income to average net assets	1.00%	(d)	0.43%		1.08%	0.66%	0.39%	0.04%

Portfolio turnover rate	52%	(c)	141%		125%	72%	67%	111%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 1.11%(d), 1.12% and 1.09% for the periods ended December 31, 2014, June 30, 2014, and June 30, 2013, respectively (Note 3).

See accompanying notes to financial statements.

48

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012	Year Ended June 30, 2011	Year Ended June 30, 2010
Net asset value at beginning of period	$11.63		$11.09		$12.38	$12.19	$12.41	$11.87

Income (loss) from investment operations:
Net investment income	0.03		0.16		0.10	0.07	0.07	0.18
Net realized and unrealized gains (losses) on investments and foreign currencies	(0.35)		0.52		(1.03)	0.43	0.37	0.69
Total from investment operations	(0.32)		0.68		(0.93)	0.50	0.44	0.87

Less distributions:
Dividends from net investment income	(0.08)		(0.14)		(0.09)	(0.07)	(0.12)	(0.16)
Distributions from net realized gains	—		—		(0.27)	(0.24)	(0.54)	(0.17)
Total distributions	(0.08)		(0.14)		(0.36)	(0.31)	(0.66)	(0.33)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of period	$11.23		$11.63		$11.09	$12.38	$12.19	$12.41

Total return (b)	(2.78%	)(c)	6.19%		(7.71% )	4.14%	3.53%	7.44%

Net assets at end of period (000’s)	$528,207		$622,494		$1,199,224	$2,621,065	$2,339,289	$1,884,985

Ratio of net expenses to average net assets	0.65%	(d)(e)	0.63%	(e)	0.64%	0.63%	0.64%	0.67%

Ratio of net investment income to average net assets	0.41%	(d)	1.26%		0.62%	0.57%	0.61%	1.59%

Portfolio turnover rate	69%	(c)	216%		114%	78%	254%	69%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 0.73%(d), 0.72% and 0.65% for the periods ended December 31, 2014, June 30, 2014 and June 30, 2013, respectively (Note 3).

See accompanying notes to financial statements.

49

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014	Year Ended June 30, 2013		Year Ended June 30, 2012	Year Ended June 30, 2011		Period Ended June 30, 2010(a)
Net asset value at beginning of period	$9.90		$9.74	$9.68		$10.54	$10.08		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.10		0.05	0.07		0.00 (b)	0.04		(0.03)
Net realized and unrealized gains (losses) on investments and option and futures contracts	(0.96)		0.18	(0.01)		(0.65)	0.54		0.11
Total from investment operations	(0.86)		0.23	0.06		(0.65)	0.58		0.08

Less distributions:
Dividends from net investment income	(0.09)		(0.07)	—		(0.05)	—		—
Distributions from net realized gains	—		—	—		(0.16)	(0.12)		—
Total distributions	(0.09)		(0.07)	—		(0.21)	(0.12)		—

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)	—

Net asset value at end of period	$8.95		$9.90	$9.74		$9.68	$10.54		$10.08

Total return (c)	(8.68%	)(d)	2.36%	0.62%		(6.14% )	5.83%		0.80%	(d)

Net assets at end of period (000’s)	$75,766		$104,970	$88,300		$87,720	$65,226		$8,802

Ratio of net expenses to average net assets	1.49%	(e)	1.48%	1.60%		1.93%	2.00%	(f)	2.00%	(e)(f)

Ratio of net investment income (loss) to average net assets	1.40%	(e)	0.68%	0.69%		0.24%	0.63%		(0.67%	)(e)

Portfolio turnover rate	32%	(d)	59%	58%		51%	39%		13%	(d)

(a)	Represents the period from the commencement of operations (December 31, 2009) through June 30, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

(f)	Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14% and 5.00%(e) for the periods ended June 30, 2011 and 2010, respectively.

See accompanying notes to financial statements.

50

Hussman Strategic Dividend Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended December 31, 2014 (Unaudited)		Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net asset value at beginning of period	$10.62		$10.43	$9.92	$10.00

Income (loss) from investment operations:
Net investment income	0.12		0.13	0.03	0.04
Net realized and unrealized gains (losses) on investments and option contracts	(0.15)		0.18	0.51	(0.08)
Total from investment operations	(0.03)		0.31	0.54	(0.04)

Less distributions:
Dividends from net investment income	(0.12)		(0.12)	(0.03)	(0.04)
Distributions from net realized gains	(0.85)		—	—	—
Total distributions	(0.97)		(0.12)	(0.03)	(0.04)

Proceeds from redemption fees collected (Note 1)	0.00	(b)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$9.62		$10.62	$10.43	$9.92

Total return (c)	(0.13%	)(d)	2.96%	5.42%	(0.41%	)(d)

Net assets at end of period (000’s)	$9,366		$10,799	$32,534	$4,998

Ratio of net expenses to average net assets (e)	1.25%	(f)	1.25%	1.25%	1.25%	(f)

Ratio of net investment income to average net assets	2.23%	(f)	0.86%	0.25%	1.01%	(f)

Portfolio turnover rate	73%	(d)	100%	57%	11%	(d)

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.83%(f), 2.09%, 2.85% and 7.04%(f) for the periods ended December 31, 2014, June 30, 2014, 2013 and 2010, respectively (Note 3).

(f)	Annualized.

See accompanying notes to financial statements.

51

Hussman Investment Trust Notes to Financial Statements
December 31, 2014 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund (each, a “Fund,” and collectively, the “Funds”) are diversified separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Fund commenced operations on December 31, 2009. Hussman Strategic Dividend Value Fund commenced operations on February 6, 2012.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Dividend Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Funds follow accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

The following summarizes the significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options,

52

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees under circumstances where such value is believed to reflect the market values of such securities as of the time of computation of net asset values of the Funds. As a result, the prices of securities used to calculate a Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of December 31, 2014, all options held by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of regular trading on the NYSE or, if not available, at the mean of the bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.

53

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

•	Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite

54

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

the availability of closing prices because such securities are frequently valued at their fair value as determined by an independent pricing service. The Board of Trustees has authorized Hussman Strategic International Fund to retain an independent pricing service to determine the fair value of its foreign portfolio securities when the value of such securities may be materially affected by events occurring before Hussman Strategic International Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of these procedures will depend on market events and thus cannot be predicted and the procedures may be utilized to a significant extent. Determining the fair value of portfolio securities involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. There can be no assurance that Hussman Strategic International Fund could purchase or sell a portfolio security at the price used to calculate its net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between a fair value at which a portfolio security is being carried and the price at which can be sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for other funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

55

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of December 31, 2014 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$854,376,843	$—	$—	$854,376,843
Put Option Contracts	—	21,224,600	—	21,224,600
Money Market Funds	376,715,140	—	—	376,715,140
Total Investments in Securities and Money Market Funds	$1,231,091,983	$21,224,600	$—	$1,252,316,583

Other Financial Instruments:
Written Call Option Contracts	$—	$(418,449,200)	$—	$(418,449,200)
Total Other Financial Instruments	$—	$(418,449,200)	$—	$(418,449,200)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$100,188,069	$—	$—	$100,188,069
U.S. Treasury Obligations	—	342,065,852	—	342,065,852
Exchange-Traded Funds	31,647,800	—	—	31,647,800
Money Market Funds	62,541,515	—	—	62,541,515
Total Investments in Securities and Money Market Funds	$194,377,384	$342,065,852	$—	$536,443,236

56

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$28,626,995	$36,400,706	$—	$65,027,701
Put Option Contracts	—	4,100	—	4,100
Money Market Funds	5,586,552	—	—	5,586,552
Total Investments in Securities and Money Market Funds	$34,213,547	$36,404,806	$—	$70,618,353

Other Financial Instruments:
Futures Contracts Sold Short	$1,279,036	$—	$—	$1,279,036
Written Call Option Contracts	—	(4,505,350)	—	(4,505,350)
Total Other Financial Instruments	$1,279,036	$(4,505,350)	$—	$(3,226,314)

Hussman Strategic Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$8,344,251	$—	$—	$8,344,251
Put Option Contracts	—	5,733	—	5,733
Money Market Funds	4,010,636	—	—	4,010,636
Total Investments in Securities and Money Market Funds	$12,354,887	$5,733	$—	$12,360,620

Other Financial Instruments:
Written Call Option Contracts	$—	$(2,931,747)	$—	$(2,931,747)
Total Other Financial Instruments	$—	$(2,931,747)	$—	$(2,931,747)

57

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. As of December 31, 2014, Hussman Strategic Growth Fund, Hussman Total Return Fund and Hussman Strategic Dividend Value Fund did not have any transfers in and out of any Level. Transfers that occurred between Levels 1 and 2 on December 31, 2014 for Hussman Strategic International Fund due to implementation of systematic fair value procedures are as follows:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Common Stocks	$1,857,225	$1,164,110

In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2014. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may purchase and write call and put options on broad-based stock indices and may also purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to establish or modify the Funds’ exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments and transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

58

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by the Fund expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold, and the liability related to such option will be eliminated. If an index option written by the Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the New York Stock Exchange each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

59

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Reported net realized foreign exchange gains or losses arise from (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, shares of each Fund are generally subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed 60 days or less from the date of purchase. During the periods ended December 31, 2014 and June 30, 2014, proceeds from redemption fees, recorded in capital, totaled: $33,473 and $114,352, respectively, for Hussman Strategic Growth Fund; $9,068 and $55,944, respectively, for Hussman Strategic Total Return Fund; $1,085 and $39,940, respectively, for Hussman Strategic International Fund; and $427 and $2,978, respectively, for Hussman Strategic Dividend Value Fund.

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on option and futures transactions, losses deferred due to wash sales and treatment of foreign currency transactions.

60

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

The tax character of distributions paid by each Fund during the periods ended December 31, 2014 and June 30, 2014 was ordinary income.

Securities Transactions — Securities transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company“ under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

61

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

The tax character of accumulated earnings (deficit) at December 31, 2014 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Net unrealized appreciation (depreciation) on investments	$99,097,969	$(11,439,838)	$2,787,175	$744,802
Net unrealized appreciation (depreciation) on written options	(727,294)	—	(4,917)	47,101
Net unrealized appreciation on futures contracts	—	—	1,279,036	—
Net unrealized depreciation of assets and liabilities in foreign currencies	—	—	(192,107)	—
Accumulated/(distributions in excess of) ordinary income	890,292	81,796	(295,202)	6,413
Capital loss carryforwards	(2,009,102,158)	(106,077,233)	(18,316,072)	—
Other gains (losses)	20,212,400	8,917,240	2,479,456	(279,729)
Other temporary differences	(894,458)	(69,257)	(16,708)	(2,233)
Total accumulated earnings (deficit)	$(1,890,523,249)	$(108,587,292)	$(12,279,339)	$516,354

The following information is based upon the federal income tax cost of investment securities as of December 31, 2014:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Cost of investments and money market funds	$1,148,286,953	$547,883,074	$66,554,926	$11,565,453
Gross unrealized appreciation	$134,625,481	$12,402,904	$9,320,099	$903,283
Gross unrealized depreciation	(30,595,851)	(23,842,742)	(5,256,672)	(108,116)
Net unrealized appreciation (depreciation)	$104,029,630	$(11,439,838)	$4,063,427	$795,167

The difference between the federal income tax cost of portfolio investments and their financial statement cost for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to option transactions, losses deferred due to wash sales, and adjustments to basis on publicly traded partnerships.

62

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

As of June 30, 2014, the Funds had the following capital loss carryforwards for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Expires June 30, 2018 – short-term	$375,427,325	$—	$—	$—
Expires June 30, 2019 – short-term	824,973,031	—	—	—
No expiration – short-term	560,606,731	91,595,156	12,205,761	—
No expiration – long-term	248,095,071	14,482,077	6,110,311	—
	$2,009,102,158	$106,077,233	$18,316,072	$—

These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) changed various technical rules governing the tax treatment of regulated investment companies. These changes were generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addressed capital loss carryforwards. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards for Hussman Strategic Growth Fund may expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses, rather than being considered all short-term as required under previous regulations.

For the six months ended December 31, 2014, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Undistributed net investment income	$(969,593)	$4,121
Accumulated net realized losses from security transactions	$969,593	$(4,121)

63

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for the current and all open tax years (tax years ended June 30, 2011 through June 30, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. During the six months ended December 31, 2014, the Funds did not incur any interests or penalties.

2.	INVESTMENT TRANSACTIONS

During the six months ended December 31, 2014, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $533,420,758 and $828,325,644, respectively, for Hussman Strategic Growth Fund; $89,944,921 and $64,181,867, respectively, for Hussman Strategic Total Return Fund; $23,831,973 and $28,880,019, respectively, for Hussman Strategic International Fund; and $6,060,155 and $7,409,846, respectively for Hussman Strategic Dividend Value Fund.

3.	TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $5 billion of its average daily net assets and 0.85% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of its average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion. Under the terms of a separate Advisory Agreement between the Trust and

64

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

the Adviser, Hussman Strategic Dividend Value Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions.

The Adviser has contractually agreed to reduce its advisory fees and/or to absorb operating expenses to the extent necessary so that ordinary operating expenses of each of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund do not exceed annually an amount equal to 1.07%, 0.68% and 1.25%, respectively, of such Fund’s average daily net assets. This Expense Limitation Agreement remains in effect until at least November 1, 2015. During the six months ended December 31, 2014, the Adviser reduced its advisory fees by $221,299 and $247,090 for Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, respectively. During the six month ended December 31, 2014, the Adviser did not collect any of its advisory fees from Hussman Strategic Dividend Value Fund and, in addition, the Adviser reimbursed the Fund for $84,419 of operating expenses.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s, Hussman Strategic Total Return Fund’s or Hussman Strategic Dividend Value Fund’s ordinary operating expenses exceeding an amount equal to 1.07%, 0.63% and 1.25%, respectively, of such Fund’s average daily net assets, and provided further that the fee reductions or expenses which are the subject to the repayment were waived or incurred (as applicable) within three years of such repayment. As of December 31, 2014, the amount of fee reductions and expense reimbursements available for recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund is $1,248,681, $1,207,511 and $734,766, respectively. The portion of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2015	June 30, 2016	June 30, 2017	December 31, 2017
Hussman Strategic Growth Fund	$—	$361,365	$666,017	$221,299
Hussman Strategic Total Return Fund	$—	$227,087	$733,334	$247,090
Hussman Strategic Dividend Value Fund	$101,079	$267,596	$236,279	$129,812

Certain officers of the Trust are also officers of the Adviser.

65

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for its services in accordance with various servicing agreements. In addition, the Funds pay out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the six months ended December 31, 2014, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund paid $235,818, $149,984, $20,445 and $1,074, respectively, to financial intermediaries for such services.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $60,000, payable quarterly, a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal telephone monthly conference call of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.

66

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

4.	DERIVATIVES TRANSACTIONS

Transactions in option contracts written by Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the six months ended December 31, 2014 were as follows:

Hussman Strategic Growth Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	5,825	$520,104,947
Options written	11,850	1,086,494,570
Options cancelled in a closing purchase transaction	(13,175)	(1,188,877,611)
Options outstanding at end of period	4,500	$417,721,906

Hussman Strategic International Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	85	$6,477,736
Options written	170	14,859,273
Options cancelled in a closing purchase transaction	(205)	(16,836,576)
Options outstanding at end of period	50	$4,500,433

Hussman Strategic Dividend Value Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of period	24	$1,517,248
Options written	93	6,893,775
Options cancelled in a closing purchase transaction	(78)	(5,432,176)
Options outstanding at end of period	39	$2,978,847

67

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are as follows:

Hussman Strategic Growth Fund

		Fair Value		Gross Notional Amount Outstanding	Average Monthly Notional Amount During Period Ended
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	December 31, 2014	December 31, 2014
Index put options purchased	Investments in securities at value	$21,224,600	$—	$841,921,980	$1,026,030,254
Index call options written	Written call options, at value	—	(418,449,200)	(841,921,980)	(1,026,030,254)

Hussman Strategic International Fund

		Fair Value		Gross Notional Amount Outstanding	Average Monthly Notional Amount During Period Ended
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	December 31, 2014	December 31, 2014
Index put options purchased	Investments in securities at value	$4,100	$—	$10,294,500	$15,870,998
Index call options written	Written call options, at value	—	(4,505,350)	(10,294,500)	(15,870,998)
Futures contracts purchased	Variation margin receivable	—	—	—	4,169,000
Futures contracts sold short	Variation margin receivable	2,780,978	—	(52,476,426)	(55,426,426)

68

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Hussman Strategic Dividend Value Fund

		Fair Value		Gross Notional Amount Outstanding	Average Monthly Notional Amount During Period Ended
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	December 31, 2014	December 31, 2014
Index put options purchased	Investments in securities at value	$5,733	$—	$8,029,710	$5,347,439
Index call options written	Written call options, at value	—	(2,931,747)	(8,029,710)	(5,347,439)

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the six months ended December 31, 2014 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(30,869,495)	Net change in unrealized appreciation (depreciation) on option contracts	$7,582,808
Index call options purchased	Net realized gains (losses) from option contracts	2,979,195	Net change in unrealized appreciation (depreciation) on option contracts	—
Index call options written	Net realized gains (losses) from option contracts	(100,620,879)	Net change in unrealized appreciation (depreciation) on option contracts	30,538,010

69

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Hussman Strategic International Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(6,349)	Net change in unrealized appreciation (depreciation) on option contracts	$3,352
Index call options written	Net realized gains (losses) from option contracts	(1,280,623)	Net change in unrealized appreciation (depreciation) on option contracts	331,542
Futures contracts purchased	Net realized gains (losses) from futures contracts	511,162	Net change in unrealized appreciation (depreciation) on futures contracts	84,677
Futures contracts sold short	Net realized gains (losses) from futures contracts	335,078	Net change in unrealized appreciation (depreciation) on futures contracts	873,347

Hussman Strategic Dividend Value Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(454)	Net change in unrealized appreciation (depreciation) on option contracts	$3,622
Index call options written	Net realized gains (losses) from option contracts	(305,199)	Net change in unrealized appreciation (depreciation) on option contracts	142,053

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the six months ended December 31, 2014.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities.” ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013 and interim periods within such years. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets

70

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral securities and securities collateral on a counterparty basis. The offsetting of financial assets and derivatives assets as of December 31, 2014 is as follows:

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$2,780,978	$—	$2,780,978	$—	$2,780,978
Total subject to a master netting or similar arrangement	$2,780,978	$—	$2,780,978	$—	$2,780,978

71

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Offsetting of financial liabilities and derivative liabilities as of December 31, 2014 is as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$418,449,200	$—	$418,449,200	$—	$418,449,200
Total subject to a master netting or similar arrangement	$418,449,200	$—	$418,449,200	$—	$418,449,200

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$4,505,350	$—	$4,505,350	$—	$4,505,350
Total subject to a master netting or similar arrangement	$4,505,350	$—	$4,505,350	$—	$4,505,350

72

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Hussman Strategic Dividend Value Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$2,931,747	$—	$2,931,747	$—	$2,931,747
Total subject to a master netting or similar arrangement	$2,931,747	$—	$2,931,747	$—	$2,931,747

5.	CERTAIN INVESTMENTS AND RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in the Funds’ Prospectuses. Among these risks are those associated with investments in derivative instruments, investments in shares of money market mutual funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other derivative instruments used. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with such instruments, which may increase its expenses and reduce its investment performance.

73

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market mutual funds. As of December 31, 2014, Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund had 44.8% and 42.8%, respectively, of the value of their net assets invested in money market mutual funds registered under the Investment Company Act of 1940, including 31.1% and 30.0%, respectively, of the value of their net assets invested in shares of a single money market fund. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Funds will incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of money market mutual funds.

Sector Risk — From time to time each Fund may maintain weightings in business sectors that deviate significantly from the sector weightings in broad-based market indices. At times when a Fund emphasizes investment in one or more particular business sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. This may increase the risk of loss associated with an investment in a Fund and increase the volatility of a Fund’s net asset value per share. As of December 31, 2014, Hussman Strategic Growth Fund has 25.9% and 29.4% of the value of its net assets invested in stocks within the Health Care sector and the Information Technology sector, respectively. Companies in the Health Care sector are subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence and patent expirations. The value of securities on companies in the Information Technology sector may be significantly affected by competitive pressures, short product cycles, aggressive pricing and rapid obsolescence of existing technologies and products.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the United States Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

6.	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The purpose of Hussman Strategic International Fund’s foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of December 31, 2014, Hussman Strategic International Fund did not have any forward currency exchange contracts outstanding.

7.	BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the six months ended December 31, 2014, the Funds did not borrow under their respective lines of credit. Neither Hussman Strategic International Fund nor Hussman Strategic Dividend Value Fund currently has a bank line of credit.

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Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

8.	CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9.	LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund, and the Adviser were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund, and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

76

Hussman Investment Trust Notes to Financial Statements (continued)
December 31, 2014 (Unaudited)

An omnibus motion to dismiss the actions filed by the individual creditors (but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust) was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing those actions in full. The plaintiffs in those actions have appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including the Hussman entities, cross-appealed. Briefing on the appeal and the cross-appeal was completed on April 25, 2014, and oral argument was held on November 5, 2014. The Second Circuit has yet to issue a decision.

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. The Court issued a protocol regarding a global motion to dismiss on behalf of all shareholder defendants on April 24, 2014. Briefing on the global motion to dismiss was completed on July 2, 2014. No date for oral argument has been set.

The lawsuits allege no misconduct by the Trust, Hussman Strategic Growth Fund or the Adviser, and all the Hussman entities intend to defend themselves vigorously in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of such judgments or settlements could adversely affect the Fund’s net asset value per share. The adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (which constitutes, as of December 31, 2014, approximately 3.5% of the Fund’s net assets), plus interest.

10.	SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

77

Hussman Inves About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2014 - December 31, 2014).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission (“SEC“) requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

78

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

More information about each Fund’s expenses, including its expense ratio, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Actual	$1,000.00	$929.10	1.07%	$5.20
Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.81	1.07%	$5.45

Hussman Strategic Total Return Fund
Actual	$1,000.00	$972.20	0.65%	$3.23
Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.93	0.65%	$3.31

Hussman Strategic International Fund
Actual	$1,000.00	$913.20	1.49%	$7.19
Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.69	1.49%	$7.58

Hussman Strategic Dividend Value Fund
Actual	$1,000.00	$998.70	1.25%	$6.30
Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

79

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
5136 Dorsey Hall Drive
 Ellicott City, Maryland 21042

www.hussmanfunds.com
 1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS
US Bank NA
425 Walnut Street
 Cincinnati, Ohio 45202

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

 INDEPENDENT REGISTERED
 PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
 Cincinnati, Ohio 45202

 LEGAL COUNSEL
Schulte Roth & Zabel LLP
919 Third Avenue
 New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
 by a current Prospectus of the Funds.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)  Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	March 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Hussman
John P. Hussman, President

Date	March 3, 2015

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	March 3, 2015

* Print the name and title of each signing officer under his or her signature.